UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2008

Ticketmaster

(Exact name of registrant as specified in charter)

Delaware

001-34064

95-4546874

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8800 Sunset Blvd., West Hollywood, CA		90069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 360-3300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Following the close of The Nasdaq Stock Market on August 20, 2008, IAC/InterActiveCorp (“IAC”) completed the spin-off (the “Spin-Off”) of HSN, Inc. (“HSN”), Interval Leisure Group, Inc. (“ILG”), Ticketmaster and Tree.com, Inc. (“Tree.com,” and collectively with HSN, ILG and Ticketmaster, the “Spincos”) to IAC shareholders.  Prior to the Spin-Off, each of the Spincos was a wholly-owned subsidiary of IAC.  In connection with the Spin-Off, IAC and the Spincos entered into the following agreements (collectively, the “Spin-Off Agreements”):

•                  a Separation and Distribution Agreement that sets forth the arrangements among IAC and each of the Spincos regarding the principal transactions necessary to separate each of the Spincos from IAC, and that governs certain aspects of the relationship of a Spinco with IAC and the other Spincos after the Spin-Off;

•                  a Tax Sharing Agreement that governs the respective rights, responsibilities and obligations of IAC and each Spinco after the Spin-Off with respect to tax periods ending on or before the Spin-Off, including tax liabilities and benefits, tax attributes, tax contests and other matters regarding income taxes, other taxes and related tax returns;

•                  an Employee Matters Agreement that covers a wide range of compensation and benefit issues, including the allocation among IAC and the Spincos of responsibility for the employment and benefit obligations and liabilities of each company’s current and former employees (and their dependents and beneficiaries), as well as the provision of health and welfare benefits to employees of each Spinco (the costs of which will be borne by each Spinco) pursuant to IAC’s employee benefit plans through the end of 2008; and

•                  a Transition Services Agreement that governs the provision of transition services among IAC and the Spincos.

The section of the prospectus dated August 20, 2008 (the “Prospectus”), forming part of Post-Effective Amendment No.1 to Ticketmaster’s registration statement on Form S-1, as amended (SEC File No. 333-152702) (the “Registration Statement”), entitled “Certain Relationships and Related Party Transactions—Relationships Among IAC and the Spincos,” which describes the material terms of the Spin-Off Agreements, is incorporated herein by reference.  These descriptions are qualified by reference in their entirety to the full text of the Spin-Off Agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this report on Form 8-K.

Also in connection with the Spin-Off, pursuant to a Spinco Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), dated as of August 20, 2008, among Ticketmaster, IAC, Liberty Media Corporation (“Liberty”) and a subsidiary of Liberty that holds shares of IAC common stock and IAC Class B common stock (together with Liberty, the “Liberty Parties”), Ticketmaster (i) assumed from IAC all rights and obligations providing for post-Spin-Off governance and other arrangements at Ticketmaster under the Spinco Agreement, dated May 13, 2008, among IAC, Liberty and affiliates of Liberty that held shares of IAC common stock and/or Class B common stock at the time such Spinco Agreement was entered into and (ii) as required by the Spinco Agreement, entered into a registration rights agreement with the Liberty Parties (the “Registration Rights Agreement”).

The sections of the Prospectus entitled “Certain Relationships and Related Party Transactions—Spinco Agreement” and “—Registration Rights Agreement,” which describe the material terms of the Spinco Agreement and the Registration Rights Agreement, respectively, are incorporated herein by reference.   These descriptions are qualified by reference in their entirety to the full text of the Spinco Agreement, which is filed as Exhibit 10.4 to the Registration Statement, and the Registration Rights Agreement and Assignment and Assumption Agreement, which are filed as Exhibits 10.5 and 10.6, respectively, to this report on Form 8-K.

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Item 1.01 of this report on Form 8-K is incorporated herein by reference.  In connection with certain internal restructuring steps implemented in contemplation of and in order for IAC to complete the Spin-Off of Ticketmaster and the other Spincos, prior to the close of business on August 19, 2008, IAC transferred to Ticketmaster ownership interests in those entities and assets not already owned directly or indirectly by Ticketmaster and through which the businesses of Ticketmaster will be conducted, and the assets of Ticketmaster are held, following the completion of the Spin-Off.  In addition, Ticketmaster and certain of its subsidiaries transferred to IAC ownership interests in those entities and assets that were owned directly or indirectly by Ticketmaster and which are included in the businesses retained by IAC following the completion of the Spin-Off.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Item 1.01 of this report on Form 8-K is incorporated herein by reference.  In connection with the Spin-Off, on August 20, 2008, Ticketmaster distributed approximately $726 million in cash to IAC.  This distribution was funded through a combination of a borrowing of $100 million and $350 million of Term Loan A and B loans, respectively (the “Term Loans”), pursuant to the Credit Agreement entered into by Ticketmaster and certain of its subsidiaries on July 25, 2008 (the “Credit Agreement”), and the net proceeds from the private placement by Ticketmaster of $300 million aggregate principal amount of 10.75% senior unsecured notes due 2016 (the “Ticketmaster Notes”) issued pursuant to an Indenture between Ticketmaster and The Bank of New York Mellon on July 28, 2008 (the “Indenture”).  Ticketmaster also borrowed $15 million of revolving loans pursuant to the revolving portion (the “Revolver”) of the Credit Agreement.  On August 20, 2008, each of Ticketmaster’s direct and indirect domestic subsidiaries became a party to the Credit Agreement as a guarantor of Ticketmaster’s obligations and pledged certain of its assets as security for those obligations, and a subsidiary that was transferred to Ticketmaster in connection with the pre-Spin-Off restructuring also became a guarantor of Ticketmaster’s obligations under the Ticketmaster Notes pursuant to a Supplemental Indenture to the Indenture, a copy of which Supplemental Indenture is filed as Exhibit 4.1 to this report on Form 8-K.  The section of the Prospectus entitled “Transfers to IAC and Financing,” which describes the distribution to IAC and the material terms of the agreements that govern the Term Loans and the Revolver and the Ticketmaster Notes, is incorporated herein by reference.  The descriptions of the Credit Agreement and Ticketmaster Notes are qualified by reference in their entirety to the full text of the Credit Agreement, which was filed on August 8, 2008 as Exhibit 10.20 to Amendment No. 1 to the Registration Statement, and the Indenture, which was filed on August 1, 2008 as Exhibit 10.21 to the Registration Statement.

ITEM 5.01.	CHANGE IN CONTROL OF THE REGISTRANT.

Item 1.01 of this report on Form 8-K is incorporated herein by reference.  Prior to the completion of the Spin-Off, IAC was the sole stockholder of Ticketmaster.  To implement the Spin-Off, IAC distributed all of the outstanding shares of common stock of Ticketmaster and the other Spincos to holders of IAC common stock and Class B common stock.  While Mr. Barry Diller controlled Ticketmaster prior to the completion of the Spin-Off indirectly through his control of IAC, Mr. Diller no longer controls Ticketmaster following the completion of the Spin-Off.  Immediately prior to the Spin-Off, Mr. Diller was appointed to the Board of Directors of Ticketmaster and to the position of Chairman of the Board of Directors.

The sections of the Prospectus entitled “Certain Relationships and Related Party Transactions—Agreements with Liberty Media Corporation” and “—Spinco Agreement,” which describe Ticketmaster’s post-Spin-Off governance arrangements and the material terms of the Spinco Agreement, are incorporated herein by reference.  This description of the Spinco Agreement is qualified by reference in its entirety to the full text of the Spinco Agreement, which is filed as Exhibit 10.4 to the Registration Statement.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Election of Members to the Ticketmaster Board of Directors

Item 1.01 of this Form 8-K is incorporated herein by reference.  On August 20, 2008, immediately preceding the completion of the Spin-Off, the following persons were elected members of the Ticketmaster Board of Directors: Terry R. Barnes, Mark Carleton, Brian Deevy, Barry Diller, Jonathan L. Dolgen, Julius Genachowski, Diane Irvine, Victor A. Kaufman, Michael Leitner, Jonathan F. Miller and Sean P. Moriarty.  Following the election of the members of the Board of Directors described above, two incumbent members of the Ticketmaster Board of Directors, Messrs. Gregory R. Blatt and Thomas J. McInerney, resigned from their positions as directors.

The sections of the Prospectus entitled “Management of Ticketmaster—Directors,” “— Committees of the Board of Directors” and “Certain Relationships and Related Party Transactions—Spinco Agreement—Representation of Liberty on the Spinco Boards of Directors” are incorporated herein by reference.  Immediately prior to the Spin-Off, the Board of Directors formed several committees of the Board of Directors, including an Executive Committee comprised of Messrs. Kaufman, Genachowski and Moriarty.

Ticketmaster Director Deferred Compensation Plan

On August 20, 2008, the Ticketmaster Board of Directors and IAC, in its capacity as sole stockholder of Ticketmaster, approved the Ticketmaster Deferred Compensation Plan for Non-Employee Directors.  The section of the Prospectus entitled “Management of Ticketmaster—Director Compensation” is incorporated herein by reference.  The description set forth in such section is qualified by reference in its entirety to the full text of the plan, which is filed as Exhibit 10.19 to the Registration Statement.

Equity Awards to Ticketmaster Directors

On August 20, 2008, the Ticketmaster Board of Directors and IAC, in its capacity as sole stockholder of Ticketmaster, approved the Ticketmaster 2008 Stock and Annual Incentive Plan, (the “2008 Incentive Plan”), which became effective on August 20, 2008.  The 2008 Incentive Plan is filed as Exhibit 10.7 to this report on Form 8-K.  In connection with the Spin-Off, non-employee members of the Ticketmaster Board of Directors (Messrs. Deevy, Diller, Dolgen, Genachowski, Kaufman, Leitner and Miller and Ms. Irvine) were each awarded 4,621 Ticketmaster restricted stock units under the 2008 Incentive Plan.

The sections of the Prospectus entitled “Management of Ticketmaster—Director Compensation” and “Description of the Stock and Annual Incentive Plan” are incorporated herein by reference.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 20, 2008, Ticketmaster amended and restated its certificate of incorporation, effective as of that date.  The section of the Prospectus entitled “Description of Capital Stock of Ticketmaster” and “Item 14.  Indemnification of Directors and Officers” of the Registration Statement, which include a description of the provisions of the amended and restated certificate of incorporation (the “Amended and Restated Charter”), are incorporated herein by reference.  This description is qualified by reference in its entirety to the full text of the Amended and Restated Charter, which is filed as Exhibit 3.1 to this report on Form 8-K.

On August 20, 2008, Ticketmaster’s Board of Directors approved the amendment and restatement of Ticketmaster’s by-laws, effective immediately prior to the Spin-Off.  The section of the Prospectus entitled “Description of Capital Stock of Ticketmaster” and “Item 14.  Indemnification of Directors and Officers” of the Registration Statement, which include a description of the provisions of the amended and restated by-laws (the “Amended and Restated By-laws”), are incorporated herein by reference.  This description is qualified by reference in its entirety to the full text of the Amended and Restated By-laws, which are filed as Exhibit 3.2 to this report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Item 1.01 of this report on Form 8-K is incorporated by reference.  The financial statements and pro forma financial information required to be filed under Item 9.01 of this report on Form 8-K are included in the Prospectus. The Exhibit Index filed herewith is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ticketmaster

By:	/s/ Edward J. Weiss
Name:	Edward J. Weiss
Title:	Executive Vice President and
General Counsel

Date:  August 25, 2008

EXHIBIT LIST

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Ticketmaster.

3.2	Amended and Restated By-laws of Ticketmaster

4.1

First Supplemental Indenture, dated as of August 20, 2008, to the Indenture, dated as of July 28, 2008, among Ticketmaster, as Issuer, the Guarantors identified therein and The Bank of New York Mellon as Trustee.

10.1	Separation and Distribution Agreement, dated as of August 20, 2008, by and among IAC/InterActiveCorp, HSN, Inc., Interval Leisure Group, Inc., Ticketmaster and Tree.com, Inc.

10.2	Tax Sharing Agreement, dated as of August 20, 2008, by and among IAC/InterActiveCorp, HSN, Inc., Interval Leisure Group, Inc., Ticketmaster and Tree.com, Inc.

10.3	Employee Matters Agreement, dated as of August 20, 2008, by and among IAC/InterActiveCorp, HSN, Inc., Interval Leisure Group, Inc., Ticketmaster and Tree.com, Inc.

10.4	Transition Services Agreement, dated as of August 20, 2008, by and among IAC/InterActiveCorp, HSN, Inc., Interval Leisure Group, Inc., Ticketmaster and Tree.com, Inc.

10.5	Registration Rights Agreement, dated as of August 20, 2008, among Ticketmaster, Liberty Media Corporation and Liberty USA Holdings, LLC.

10.6	Spinco Assignment and Assumption Agreement, dated as of August 20, 2008, among IAC/InterActiveCorp,Ticketmaster, Liberty Media Corporation and Liberty USA Holdings, LLC.

10.7	Ticketmaster 2008 Stock and Annual Incentive Plan.